© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. © 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
Q1 Fiscal 2011
Investor/Analyst Call
November 2, 2010
Exhibit 99.2

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
2
Forward-Looking Statements and GAAP
Reconciliation
This presentation
contains forward-looking statements addressing expectations, prospects, estimates and other matters that are dependent upon future events or developments.  The matters discussed in these forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from those projected, anticipated or implied.  The most significant of these uncertainties are described in CareFusion’s Form 10-K, Form
10-Q and Form 8-K reports (including all amendments to those reports) and exhibits to those reports, and include
(but are not limited to) the following: we may be unable to effectively enhance our existing products or introduce and market new products or may fail to keep pace with advances in technology; we are subject to complex and costly regulation; cost containment efforts of our customers, purchasing groups, third-party payers and governmental organizations could adversely affect our sales and profitability; current economic conditions have and may continue to adversely affect our results of operations and financial condition; we may be unable to realize any benefit from our cost reduction and restructuring efforts and our profitability may be hurt or our business otherwise might be adversely affected; we may be unable to protect our intellectual property rights or may infringe on the intellectual property rights of others; defects or failures associated with our products and/or our quality system could lead to the filing of adverse event reports, recalls or safety alerts and negative publicity and could subject us to regulatory actions; we are currently operating under an amended consent decree with the FDA and our failure to comply with the requirements of the amended consent decree may have an adverse effect on our business; and our success depends on our key personnel, and the loss of key personnel or the transition of key personnel, including our Chief Executive Officer, could disrupt our business. This presentation reflects management’s views as of November 2, 2010. Except to the extent required by applicable law, we undertake no obligation to update or revise any forward-looking statement.
Non-GAAP Financial Measures:
“Safe Harbor” Statement under the Private Securities Litigation Reform Act of 1995:
   The financial information included in this presentation includes Non-GAAP financial measures. Reconciliations can be found on slide 13 of this presentation.  In addition, definitions and reconciling information can be found on CareFusion’s website at tab.
www.carefusion.com under the Investor Relations

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. 3 Today’s Speakers • Dave Schlotterbeck, Chairman and Chief Executive Officer • Ed Borkowski, Chief Financial Officer

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. © 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q1 Fiscal 2011 Results

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
5
Q1 Fiscal 2011 Year-Over-Year
Quarterly Review
GAAP Adjusted
$M % Change $M % Change
Revenue $908 (2)% $908 (2)%
Operating Expenses $358 7% $318 --
Operating Income $82 (30)% $122 (9)%
Income From Continuing
Operations
$38 (31)% $67 (23)%
Diluted EPS From Continuing
Operations
$0.17 (32)% $0.30 (23)%
1 % Change over prior year period.
2 Adjusted operating expenses and adjusted operating income are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, and nonrecurring spinoff related costs.
3 Adjusted income from continuing operations and adjusted diluted earnings per share from continuing operations are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, and nonrecurring tax items.
1
1
2

3

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
GAAP Adjusted
Critical Care Technologies (CCT) $M % Change $M % Change
Revenues $617 -- $617 --
Segment Profit $71 (30)% $100 (11)%
Medical Technologies and Services
(MTS)
$M % Change $M % Change
Revenues $291 (5)% $291 (5)%
Segment Profit $11 (31)% $22 --
6
Q1 Fiscal 2011 Year-Over-Year
Quarterly Segment Review
1 % Change over prior year period.
2 Adjusted segment profit is a Non-GAAP financial measure that excludes nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
2
2
1
1
1
1

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. © 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Fiscal 2011 Guidance

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.
$ in millions FY11 Outlook
Total Revenue (percent growth over FY10) Mid single digits
Adjusted Operating Expenses
2
33% of total revenue
Gross Margin ~48%
Adjusted Operating Margin
2
~15%
Adjusted Effective Tax Rate
3
30 - 32%
Adjusted Diluted EPS
3
$1.58 - $1.68
Nonrecurring Items
4
$100 - $110
Diluted Weighted Average Shares Outstanding ~225M
Capital Expenditures $160 - $180
Fiscal 2011 Financial Guidance
Nov. 2, 2010
1
2
3
4
8
Adjusted operating expenses and adjusted operating margin are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges and nonrecurring spinoff related costs.
Adjusted effective tax rate and adjusted diluted earnings per share are Non-GAAP financial measures that exclude nonrecurring items related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, and nonrecurring tax items.
Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs and nonrecurring tax items.
Reaffirm fiscal 2011 financial guidance that was provided on Aug. 10, 2010.
1

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Fiscal 2011 Assumptions
•
Adjusted diluted EPS weighted ~60% to 2H fiscal
2011
•
Over 50% of revenue expected in 2H fiscal 2011
•
Hospital capital spending grows low to mid single
digits; customers continue prioritizing spending
•
Restructuring provides $85 million to $95 million
in pre-tax cost savings
•
Foreign exchange rates remain at September
2010 levels

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Fiscal 2011 CCT Segment-related
Assumptions vs. Fiscal 2010 Results
•
Segment revenue grows on a percentage basis by
mid single digits
Infusion: Revenues grow on a percentage basis in the high
teens due to Medegen acquisition and from incremental
market share gains in 2HFY11 following FDA requirement
for Baxter to remove its Colleague pump base within two
years
Respiratory: Revenues are down mid single digits year-
over-year as sales related to H1N1 have not reoccurred
this year and the flu season to date has been very light
which negatively impacts capital and consumables
Dispensing: Revenues grow on a percentage basis by low
to mid single digits

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Fiscal 2011 MTS Segment-related
Assumptions vs. Fiscal 2010 Results
•
Segment revenue grows on a percentage basis by
mid single digits
ChloraPrep
®
business grows double digits based on
successful execution of growth strategy both domestically
and internationally
Medical Specialties business continues to grow,
driven by full commercial launch of
AVAmax
®
Vertebral
Balloon (Kyphoplasty) and other portfolio products
Research Services divestiture negatively impacts top line
by 5 percent

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. © 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved. Q&A

© 2010 CareFusion Corporation or one of its subsidiaries. All rights reserved.

Q1 Fiscal 2011 Non-GAAP
Reconciliations
$ in millions
Q1 FY11
GAAP
Nonrecurring
Items
1
Q1 FY11
Adjusted
Operating Expenses $358 $(40) $318
Operating Income $82 $40 $122
Income From Continuing Operations $38 $29 $67
Diluted EPS From Continuing
Operations
2
$0.17 $0.13 $0.30
Critical Care Technologies
Segment Profit
$71 $29 $100
Medical Technologies and
Services Segment Profit
$11 $11 $22
1
Nonrecurring items are related to restructuring and acquisition integration charges, nonrecurring spinoff related costs, and nonrecurring tax items.
2
Earnings per share calculations are performed for each column presented. Therefore, the sum of the per share adjustments from the table above may not equal the adjusted per share total presented.
Note: A full GAAP to non-GAAP reconciliation can be found on CareFusion’s website at www.carefusion.com Under the Investor Relations tab. A discussion of the reasons why management believes that the presentation of non-GAAP financial measures provides useful information to investors regarding the Company’s financial condition and results of operations is included in Exhibit 99.3 of Form 8-K filed by the company on Nov. 2, 2010.